Exhibit 99.1





Reporting Person:  MatlinPatterson LLC (1)

Issuer Name and Ticker Symbol: Venturi Partners Inc. (VPTR.OB)

Date of Event Requiring Statement:   9/26/03


Joint Filer Information

Each of the following filers has designated MatlinPatterson LLC as the "Designated Filer" for purposes of the attached Form 4.

     (1)  MatlinPatterson Asset Management LLC
          520 Madison Avenue
          New York New York 10022

     (2)  MatlinPatterson Global Opportunities Partners L.P.
          520 Madison Avenue
          New York New York 10022

     (3) MatlinPatterson Global Opportunities Partners Bermuda) L.P. 520 Madison Avenue
          New York New York  10022

     (4)  MatlinPatterson Global Opportunities Partners B L.P.
          520 Madison Avenue
          New York New York  10022

     (5)  MatlinPatterson Global Partners LLC
          520 Madison Avenue
          New York New York 10022

     (6)  MatlinPatterson Global Advisers LLC
          520 Madison Avenue
          New York New York 10022

     (7)  Links Partners L.P.
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

     (8)  Inland Partners L.P.
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

     (9)  Coryton Management Ltd.
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

     (10) David J. Matlin
          520 Madison Avenue
          New York New York 10022

     (11) Mark R. Patterson
          520 Madison Avenue
          New York New York 10022

     (12) Arthur Coady
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

     (13) Elias Sabo
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

     (14) I. Joseph Massoud
          61 Wilton Avenue
          2nd Floor
          Westport Connecticut 06880

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Date:    September 30, 2003         MATLINPATTERSON ASSET MANAGEMENT LLC


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Chairman


Date:    September 30, 2003         MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                                                  By:    MatlinPatterson Global Partners LLC
                                                         as general partner


                                                  By:     /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Director



Date:    September 30, 2003         MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (BERMUDA) L.P.

                                                  By:    MatlinPatterson Global Partners LLC
                                                         as general partner


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Director



Date:    September 30, 2003         MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS B L.P.

                                                  By:    MatlinPatterson Global Partners LLC
                                                         as general partner


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Director



Date:    September 30, 2003         MATLINPATTERSON GLOBAL PARTNERS LLC


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Director

Date:    September 30, 2003         MATLINPATTERSON GLOBAL ADVISERS LLC


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson
                                                         Title:  Chairman


Date:    September 30, 2003         LINKS PARTNERS L.P.

                                                  By:    Coryton Management Ltd.
                                                         as general partner


                                                  By:     /s/ Arthur Coady
                                                         ----------------------------------------
                                                         Name:   Arthur Coady
                                                         Title:  President



Date:    September 30, 2003         INLAND PARTNERS L.P.

                                                  By:    Coryton Management Ltd.
                                                         as general partner


                                                  By:    /s/ Arthur Coady
                                                         ----------------------------------------
                                                         Name:   Arthur Coady
                                                         Title:  President



Date:    September 30, 2003         CORYTON MANAGEMENT LTD.


                                                  By:    /s/ Arthur Coady
                                                         ----------------------------------------
                                                         Name:   Arthur Coady
                                                         Title:  President



Date:    September 30, 2003         DAVID J. MATLIN


                                                   By:   /s/ David J. Matlin
                                                         ----------------------------------------
                                                         Name:   David J. Matlin

Date:    September 30, 2003         MARK R. PATTERSON


                                                  By:    /s/ Mark R. Patterson
                                                         ----------------------------------------
                                                         Name:   Mark R. Patterson



Date:    September 30, 2003         ARTHUR COADY


                                                  By:    /s/ Arthur Coady
                                                         ----------------------------------------
                                                         Name:   Arthur Coady



Date:    September 30, 2003         ELIAS SABO


                                                  By:    /s/ Elias Sabo
                                                         ----------------------------------------
                                                         Name:   Elias Sabo



Date:    September 30, 2003         I. JOSEPH MASSOUD


                                                  By:    /s/ I. Joseph Massoud
                                                         ----------------------------------------
                                                         Name:    I. Joseph Massoud

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